Exhibit 99.1

MONTHLY CERTIFICATEHOLDERS STATEMENT	EXHIBIT B
CAPITAL ONE MASTER TRUST
SERIES 2002-CC

Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the “Trust”) during the previous month.  The information which is required to be prepared with respect to the Distribution Date of May 17, 2004, and with respect to the performance of the Trust during the month April, 2004 is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”). Certain other information is presented based on the aggregate amounts for the Trust as a whole.  Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Agreement.

CAPITAL ONE MASTER TRUST (RECEIVABLES)*

Beginning of the Month Principal Receivables :		33,583,761,657.27
Beginning of the Month Finance Charge Receivables :		845,604,471.21
Beginning of the Month Discounted Receivables :		0.00
Beginning of the Month Total Receivables :		34,429,366,128.48

Removed Principal Receivables :		0.00
Removed Finance Charge Receivables :		0.00
Removed Total Receivables :		0.00

Additional Principal Receivables :		779,605,757.84
Additional Finance Charge Receivables :		1,680,054.67
Additional Total Receivables :		781,285,812.51

Discounted Receivables Generated this Period		0.00

End of the Month Principal Receivables :		33,861,940,788.54
End of the Month Finance Charge Receivables :		814,406,755.62
End of the Month Discounted Receivables :		0.00
End of the Month Total Receivables :		34,676,347,544.16

Excess Funding Account Balance		0.00
Adjusted Invested Amount of all Master Trust Series		29,484,244,659.36

End of the Month Seller Percentage		12.93%

	ACCOUNTS	RECEIVABLES
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

End of the Month Delinquencies :
30 - 59 Days Delinquent	358,129	424,842,761.07
60 - 89 Days Delinquent	203,664	280,187,573.14
90 + Days Delinquent	468,745	680,742,660.45

Total 30 + Days Delinquent	1,030,538	1,385,772,994.66

Delinquencies 30 + Days as a Percent of End of the Month Total Receivables		4.00%

Defaulted Accounts During the Month	172,951	184,991,543.42

Annualized Default Rate as a Percent of Adjusted Beginning of the Month Principal Receivables		6.46%

*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.

	COLLECTIONS	PERCENTAGES
CAPITAL ONE MASTER TRUST (COLLECTIONS)

Total Collections and Gross Payment Rate**	5,644,077,419.07	16.03%

Collections of Principal Receivables and Principal Payment Rate	5,118,953,860.71	14.90%

Prior Month Billed Finance Charge and Fees	368,354,426.26
Amortized AMF Income	41,058,488.59
Interchange Collected	69,773,392.71
Recoveries of Charged Off Accounts	60,371,001.47
Collections of Discounted Receivables	0.00

Collections of Finance Charge Receivables and Annualized Yield	539,557,309.03	18.84%

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

Beginning Unamortized AMF Balance		217,952,545.44
+ AMF Slug	55.47
+ AMF Collections	26,624,737.92
- Amortized AMF Income	41,058,488.59
Ending Unamortized AMF Balance		203,518,850.24

**Total Collections and Gross Payment Rate is calculated as a Percent of Beginning of Month Total Receivables which includes Additional Total Receivables.

CAPITAL ONE MASTER TRUST : SERIES 2002-CC (Floating Allocation Amount)

Floating Allocation Amount	11,548,228,110.08
Floating Allocation Percentage	33.606218%
Finance Charge Collections Allocated	181,324,804.63
Available Funds	174,107,162.07

Excess Finance Charge of Series 2002-CC	78,525,462.86
Total Excess Finance Charge for All Series in Group 1	175,507,770.15
Finance Charge Shortfall for Series 2002-CC	0.00
Finance Charge Shortfall for All Series in Group 1	0.00
Excess Finance Charge Allocated to Series 2002-CC	0.00

CAPITAL ONE MASTER TRUST : SERIES 2002-CC (Principal Allocation Amount)

Principal Allocation Amount	11,548,228,110.08
Principal Allocation Percentage	33.606218%
Principal Collections Allocated	1,720,286,785.47

Series 2002-CC Monthly Principal Payment	0.00

Shared Principal Collection (excess principal) of Series 2002-CC	1,720,286,785.47
Total Shared Principal Collection (excess principal) for All Series in Group 1	4,315,047,446.92
Principal Shortfall for Series 2002-CC	0.00
Principal Shortfall for All Series in Group 1	951,357,571.20
Shared Principal Collections Allocated to Series 2002-CC	0.00

MONTHLY SERVICER’S CERTIFICATE

CAPITAL ONE BANK

CAPITAL ONE MASTER TRUST

SERIES 2002-CC

The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the

Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the “Agreement”, as supplemented by the Series 2002-CC Supplement (as amended and supplemented, the “Series Supplement”), among Capital

One Funding, LLC, as Transferor, Capital One Bank, as Servicer, and The Bank of New York, as Trustee, does hereby certify as follows:

1.     Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

2.     Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

3.     The undersigned is a Servicing Officer.

4.     This Certificate relates to the Distribution Date occurring on May 17, 2004.

5.     As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects under the Agreement through the Monthly Period preceding such Distribution Date.

6.     As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7.     As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the receivables other than pursuant to the Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this eleventh day of May, 2004.